Exhibit 99.1

Everyday Health Reports Third Quarter 2015 Financial Results

NEW YORK – November 10, 2015 – Everyday Health, Inc. (NYSE: EVDY), a leading provider of digital health marketing and communications solutions, today announced financial results for the third quarter ended September 30, 2015.

For the third quarter:

•	Total revenue grew 28% year-over-year.
•	Advertising and sponsorship revenue grew 31% year-over-year.
•	Average revenue per top 30 strategic advertiser increased 43% year-over-year.
•	Pharma revenue grew 36% year-over-year.
•	Cash flow from operations grew 29% year-over-year.

“In the third quarter, we continued to execute on our strategy to build the leading platform for healthcare marketers,” said Ben Wolin, Co-Founder and CEO of Everyday Health. “With the addition of the Tea Leaves Health CRM, and the full integration of our previous acquisitions, we are well-positioned to provide a comprehensive set of solutions for our customers. Whether it’s our compelling consumer content and audience, solutions for healthcare professionals or our marketing tools for hospitals and insurance providers, our business is growing and we are excited about our prospects for the future.”

Financial Highlights

For the three months ended September 30, 2015:

•	Total revenue was $54.3 million, a 28% increase from the prior year period.

o	Advertising and sponsorship revenue was $49.6 million, a 31% increase from the prior year period.

o	Premium services revenue was $4.7 million, a 6% increase from the prior year period.

•	Adjusted EBITDA was $9.0 million, a 26% increase from the prior year period.

•	Net loss on a GAAP basis was $(12.7) million, compared to a net loss of $(0.1) million in the prior year period. Loss per share on a GAAP basic and diluted basis was $(0.40), compared to $(0.00) basic and diluted loss per share in the third quarter of 2014. Net income on a non-GAAP basis was $2.3 million, compared to non-GAAP net income of $2.9 million in the prior year period. Earnings per share on a non-GAAP basic and diluted basis was $0.07, compared to $0.10 and $0.09, respectively, in the third quarter of 2014. A description of the non-GAAP calculations and reconciliation to comparable GAAP measures is provided in the accompanying tables entitled “Adjusted EBITDA Reconciliation” and “Reconciliation of Non-GAAP Net Income.”

•	Cash flow from operations was $7.6 million, a 29% increase from $5.9 million in the third quarter of 2014.

Financial Outlook

For the fourth quarter of 2015, the Company anticipates achieving financial results as set forth below:

Fourth Quarter of 2015
Total Revenue	$75.0 million – $80.0 million
Adjusted EBITDA	$26.0 million – $29.0 million

The Company is updating its full year 2015 guidance as follows:

Full Year 2015
Total Revenue	$225.0 million – $230.0 million
Adjusted EBITDA	$45.5 million – $48.5 million

“Our overall growth rates on both a GAAP and pro forma basis remain strong, and we are confident in our ability to continue delivering profitable revenue growth,” said Brian Cooper, CFO of Everyday Health. “We remain optimistic about our market opportunity and growth prospects, and are well-positioned to grow revenue in 2016 and further build our market leadership.”

Earnings Teleconference Information

The Company will discuss its third quarter 2015 financial results and business outlook during a teleconference today, November 10, 2015, at 4:30 PM ET. The conference call can be accessed at (877) 201-0168 or (647) 788-4901 (International), conference ID# 66790639 or via live webcast at http://ir.everydayhealth.com.

Following completion of the call, a recorded replay of the webcast will be available on Everyday Health’s website. To listen to the telephone replay, call toll-free (855) 859-2056 or (404) 537-3406 (International), conference ID# 66790639. The telephone replay will be available from 7:30 PM ET November 10, 2015 through 11:59 PM ET November 17, 2015. Additional investor information can be accessed at http://ir.everydayhealth.com.

About Everyday Health, Inc.

Everyday Health, Inc. (NYSE: EVDY) is a leading provider of digital health marketing and communications solutions. Everyday Health attracts a large and engaged audience of consumers and healthcare professionals to its premier health and wellness properties, and utilizes its data and analytics expertise to deliver highly personalized content experiences and efficient and effective marketing and engagement solutions. Everyday Health enables consumers to manage their daily health and wellness needs, healthcare professionals to stay informed and make better decisions for their patients, and marketers, health payers and providers to communicate and engage with consumers and healthcare professionals to drive better health outcomes. Everyday Health's content and solutions are delivered through multiple channels, including desktop, mobile web, and mobile phone and tablet applications, as well as video and social media.

Safe Harbor Provision

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “enable,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding our future financial performance set forth under the heading “Financial Outlook.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: our ability to attract and retain users to our portfolio of properties; our ability to attract and retain customers; the timing and amount of advertising spending by our current and future customers; our ability to effectively integrate the acquisitions that we make; our ability to enter into new, or extend existing, partnership arrangements; our ability to successfully pursue opportunities in the broader health and wellness sectors; as well as those factors contained in the “Risk Factors” section of our SEC filings. All information in this release is as of November 10, 2015. Except as required by law, we undertake no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in our expectations.

Use of Non-GAAP Financial Measures

To supplement the financial measures presented in the Company’s press release and related conference call or webcast in accordance with accounting principles generally accepted in the United States ("GAAP"), we also present the following non-GAAP measures of financial performance: Adjusted EBITDA, non-GAAP net income and non-GAAP net income per share ("EPS").

A "non-GAAP financial measure" refers to a numerical measure of the Company’s historical or future financial performance, financial position, or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. The Company provides certain non-GAAP measures as additional information relating to its operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies.

The Company has presented Adjusted EBITDA, non-GAAP net income and non-GAAP EPS as non-GAAP financial measures in this press release. We define Adjusted EBITDA as net loss plus: interest expense, net; income tax provision; depreciation and amortization expense; stock-based compensation expense; compensation expense related to acquisition earnout and retention bonus arrangements; write-offs of unamortized deferred financing and other debt extinguishment costs; executive transition charges; contract settlement charges; asset impairment charges; and preferred stock warrant mark-to-market adjustments. We define non-GAAP net income as net loss, plus non-cash stock-based compensation expense, compensation expense related to acquisition earnout and retention bonus arrangements, income tax provision, and other unusual or significant adjustments such as the write-off of deferred financing costs and other debt extinguishment costs, executive transition charges, contract settlement charges, asset impairment charges, and the preferred stock warrant mark-to-market adjustment. We define non-GAAP EPS as non-GAAP net income divided by weighted-average shares outstanding, which reflects the issuance of the shares sold in the Company’s IPO, which closed on April 2, 2014, as well as the conversion of all outstanding shares of preferred stock into common stock in connection with the IPO.

The Company believes the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of the Company’s core operations or do not require a cash outlay, such as stock-based compensation. Our management uses these non-GAAP financial measures when evaluating the Company’s operating performance and for internal planning and forecasting purposes. The Company believes that these non-GAAP financial measures help indicate underlying trends in the Company’s business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance.

Source: Everyday Health

Investor Relations Contact:

Melanie Goldey, SVP, Strategic Planning & IR

(646) 728-9768

ir@everydayhealthinc.com

EVERYDAY HEALTH, INC.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	September 30, 2015 (unaudited)	December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$35,050	$50,729
Accounts receivable, net of allowance for doubtful accounts of $758 and $637 as of September 30, 2015 and December 31, 2014, respectively	63,315	68,007
Deferred tax asset	656	656
Prepaid expenses and other current assets	6,904	5,529
Total current assets	105,925	124,921
Property and equipment, net	28,104	25,502
Goodwill	165,537	127,115
Intangible assets, net	45,253	30,716
Other assets	5,450	5,237
Total assets	$350,269	$313,491

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$32,153	$31,722
Deferred revenue	9,807	6,740
Current portion of long-term debt	5,928	3,000
Other current liabilities	13,669	965
Total current liabilities	61,557	42,427
Long-term debt	105,975	87,000
Deferred tax liabilities	7,713	6,673
Other long-term liabilities	5,610	4,105
Stockholders’ equity:
Preferred stock, $0.01 par value: 10,000,000 shares authorized at September 30, 2015 and December 31, 2014; no shares issued and outstanding at September 30, 2015 and December 31, 2014	-	-
Common stock, $0.01 par value: 90,000,000 shares authorized at September 30, 2015 and December 31, 2014; 32,295,614 and 31,489,196 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	322	314
Treasury stock	(55)	(55)
Additional paid-in capital	307,329	292,117
Accumulated deficit	(138,182)	(119,090)
Total stockholders’ equity	169,414	173,286
Total liabilities and stockholders’ equity	$350,269	$313,491

EVERYDAY HEALTH, INC.

Consolidated Statements of Operations

(in thousands, except share and per share data, unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2015	2014	2015	2014
Revenues:
Advertising and sponsorship revenues	$49,630	$37,910	$136,193	$107,484
Premium services revenues	4,684	4,414	14,100	13,792
Total revenues	54,314	42,324	150,293	121,276
Operating expenses:
Cost of revenues	15,637	11,006	43,639	33,388
Sales and marketing	18,531	12,213	52,289	34,649
Product development	14,163	10,886	38,952	32,453
General and administrative	10,010	7,504	29,887	21,225
Total operating expenses	58,341	41,609	164,767	121,715
Income (loss) from operations	(4,027)	715	(14,474)	(439)
Interest expense, net	(1,429)	(500)	(3,808)	(2,948)
Other expense	-	-	-	(4,114)
Income (loss) from operations before provision for income taxes	(5,456)	215	(18,282)	(7,501)
Provision for income taxes	(7,262)	(365)	(810)	(1,003)
Net loss	(12,718)	(150)	(19,092)	(8,504)
Series G preferred stock deemed dividend	-	-	-	(8,079)
Net loss attributable to common stockholders	$(12,718)	$(150)	$(19,092)	$(16,583)

Net loss attributable to common stockholders per common share - basic and diluted	$(0.40)	$(0.00)	$(0.60)	$(0.76)

Weighted-average common shares outstanding - basic and diluted	32,138,214	30,404,529	31,807,776	21,962,026

EVERYDAY HEALTH, INC.

Consolidated Statements of Cash Flows

(in thousands, unaudited)

	Nine months ended September 30,
	2015	2014
Cash flows from operating activities
Net loss	$(19,092)	$(8,504)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	15,157	10,829
Provision for doubtful accounts	176	215
Stock-based compensation	8,216	6,748
Amortization and write-off of financing costs	396	4,309
Asset impairment charge	1,416	-
Provision for deferred income taxes	440	722
Changes in operating assets and liabilities:
Accounts receivable	9,700	7,218
Prepaid expenses and other current assets	(1,125)	316
Accounts payable and accrued expenses	(1,934)	(11,191)
Deferred revenue	2,334	1,636
Other current liabilities	1,862	(101)
Other long-term liabilities	1,724	607
Net cash provided by operating activities	19,270	12,804
Cash flows from investing activities
Additions to property and equipment, net	(10,276)	(11,326)
Proceeds from sale of business	-	400
Payments for businesses purchased, net of cash acquired	(47,316)	-
Payment of security deposits and other assets	125	90
Net cash used in investing activities	(57,467)	(10,836)
Cash flows from financing activities
Net proceeds from common stock issuance	-	70,622
Proceeds from the exercise of stock options	1,881	2,896
Repayments of principal under former revolver credit facility	-	(30,000)
Repayment of principal under former term loan facility	-	(41,333)
Borrowings under revolver credit facility	25,000	32,300
Repayment of principal under revolver credit facility	(10,000)	(32,300)
Borrowings under term loan facility	8,500	40,000
Repayment of principal under term loan facility	(1,597)	(500)
Principal payments on capital lease obligations	(521)	(480)
Tax withholdings related to net share settlements of restricted stock units	(10)	-
Payments of credit facility financing costs	(735)	(2,234)
Net cash provided by financing activities	22,518	38,971
Net increase (decrease) in cash and cash equivalents	(15,679)	40,939
Cash and cash equivalents, beginning of period	50,729	16,242
Cash and cash equivalents, end of period	$35,050	$57,181

EVERYDAY HEALTH, INC.

Adjusted EBITDA Reconciliation

(in thousands, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Adjusted EBITDA	$9,000	$7,123	$19,513	$17,272

Less:
Interest expense, net	1,429	500	3,808	2,948
Income tax provision	7,262	365	810	1,003
Depreciation and amortization expense	5,286	3,679	15,157	10,829
Stock-based compensation expense	2,972	2,729	8,216	6,748
Warrant mark-to-market adjustment	-	-	-	252
Compensation expense related to acquisition earnout and retention bonuses	1,628	-	4,587	135
Write-off of unamortized deferred financing costs	-	-	-	3,861
Executive transition charges	-	-	2,886	-
Contract settlement charge	1,725	-	1,725	-
Asset impairment charge	1,416	-	1,416	-
Net loss	$(12,718)	$(150)	$(19,092)	$(8,504)

EVERYDAY HEALTH, INC.

Reconciliation of Non-GAAP Net Income

(in thousands, except share and per share data, unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2015	2014	2015	2014
Net loss	$(12,718)	$(150)	$(19,092)	$(8,504)

Stock-based compensation expense	2,972	2,729	8,216	6,748
Income tax provision	7,262	365	810	1,003
Warrant mark-to-market adjustment	-	-	-	252
Compensation expense related to acquisition earnout and retention bonuses	1,628	-	4,587	135
Write-off of unamortized deferred financing costs	-	-	-	3,861
Executive transition charges	-	-	2,886	-
Contract settlement charge	1,725	-	1,725	-
Asset impairment charge	1,416	-	1,416	-
Non-GAAP net income	$2,285	$2,944	$548	$3,495

Weighted-average common shares outstanding-basic	32,138,214	30,404,529	31,807,776	21,962,026
Weighted-average common shares outstanding-diluted	33,383,555	33,134,626	33,394,689	24,947,287

Non-GAAP net income per common share-basic	$0.07	$0.10	$0.02	$0.16
Non-GAAP net income per common share-diluted	$0.07	$0.09	$0.02	$0.14